SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  25-Jul-00

NEW CENTURY MORTGAGE SECURITIES, INC.

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF JUNE 1, 2000, PROVIDING FOR THE ISSUANCE OF
SOUNDVIEW HOME EQUITY LOAN ASSET-BACKED
CERTIFICATES SERIES 2000-1

Financial Asset Securities Corp.
(Exact name of registrant as specified in its charter)

Delaware          333-84929           06-1442101
(State or Other   (Commission         (I.R.S. Employer
Jurisdiction of   File Number)        Identification
Incorporation)                        Number)

600 Steamboat Road
Greenwich, Connecticut       06830
(Address of Principal        (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: 203-625-2700

Item 5.  Other Events

On       25-Jul-00a scheduled distribution was made from the
        trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
         25-Jul-00The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A.      Monthly Report Information:
        See Exhibit No.1

B.      Have any deficiencies occurred?   NO.
                  Date:
                  Amount:

C.      Item 1: Legal Proceedings:    NONE

D.      Item 2: Changes in Securities:NONE

E.      Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

        Exhibit No.

1. Monthly Distribution Report dated   25-Jul-00

SOUNDVIEW HOME EQUITY LOAN
ASSET BACKED SECURITIES
SERIES 2000-1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:           7/25/2000

                  Beginning                                Ending
                  Certificate                              Certificate
Class   Cusip     Balance(1) PrincipalInterest  Losses     Balance
A-1F    83611PAD3 146,589,5302,118,1351,055,444.     $0.00 $144,471,394.84
A-1V    83611PAE1 43,161,851.623,664.3242,037.58     $0.00 $42,538,187.11
M-1     83611PAF8 11,409,000.     0.00 82,144.80     $0.00 $11,409,000.00
M-2     83611PAG6 9,127,000.0     0.00 65,714.40     $0.00 $9,127,000.00
B       83611PAH4 6,275,000.0     0.00 45,180.00     $0.00 $6,275,000.00
BB *    NA        7,078,999.5171,893.9 47,193.33     $0.00 $6,907,105.63
X                        0.00     0.00      0.00     $0.00      $0.00

Total             216,562,3822,913,6941,537,714.       0.00213,820,581.95

              AMOUNTS PER $1,000 UNIT
                                      Ending               Current
                                      Certificate          Pass-Through
Class   Principal Interest   Total    Balance   Losses     Interest Rate
A-1F    14.3039005 7.1274817221.431382975.624116 0.00000000   8.64000%
A-1V    14.3039006 5.5511933219.855093975.624116 0.00000000   6.96125%
M-1     0.00000000 7.200000007.20000001000.00000 0.00000000   8.64000%
M-2     0.00000000 7.200000007.20000001000.00000 0.00000000   8.64000%
B       0.00000000 7.200000007.20000001000.00000 0.00000000   8.64000%
BB      23.7095048 6.5094248330.218929952.704224 0.00000000   8.00000%



Distribution Date:  25-Jul-00

        Distribution Statement
        Pooling and Servicing Agreement Dated May 1, 2000

i)   Distributions to the Holders      See Page 1

ii)  Class Interest Carryover Shortfall information    See Page 1

iii) Overcollateralization Amount (before distr$9,698,133.79 Overcollateralization Amount (after distri$9,698,133.79 Required Overcollateralization Amount $9,698,133.79
                                      Group 1   Group 2
iv) Amount of Excess Interest paid as     $0.00      $0.00

v) Servicing Fees Servicing Fees      $90,455.13$18,021.50
                  Special Servicing Fe$4,800.00  $1,050.00
                  PMI Provider Fees   $60,032.85$20,137.38


vi) Advances

vii)    Begining Pool Principal Balanc$183,008,9$43,251,601.58
        Ending Pool Principal Balance $180,601,7$42,917,003.71
        Ending Loan Count                                                  465

viii)   Weighted average of the remain                                     335
        Weighted average Mortage Rate     9.901%     9.767%

ix)  Delinquency And Foreclosure Information:
        Group 1                                          All Categories
                             Number   Balance
        Current                     0     $0.00
        30 days Delinquent:         0     $0.00
        60 days delinquent:         0     $0.00
        90 days delinquent:         0     $0.00
        120+ days delinquent:       0     $0.00

                                                 Bankruptcy
                             Number   Balance
        Current                     0     $0.00                           0.00
        30 days Delinquent:         0     $0.00
        60 days delinquent:         0     $0.00
        90 days delinquent:         0     $0.00
        120+ days delinquent:       0     $0.00

                                                    Foreclosure
                             Number   Balance
        Current                     0     $0.00
        30 days Delinquent:         0     $0.00
        60 days delinquent:         0     $0.00
        90 days delinquent:         0     $0.00
        120+ days delinquent:       0     $0.00

        Group 2                                          All Categories

        Current                      0    $0.00
        30 days Delinquent:          0    $0.00
        60 days delinquent:          0    $0.00
        90 days delinquent:          0    $0.00
        120+ days delinquent:        0    $0.00

                                                 Bankruptcy

        Current                      0    $0.00
        30 days Delinquent:          0    $0.00
        60 days delinquent:          0    $0.00
        90 days delinquent:          0    $0.00
        120+ days delinquent:        0    $0.00

                                                    Foreclosure

        Current                      0    $0.00
        30 days Delinquent:          0    $0.00
        60 days delinquent:          0    $0.00
        90 days delinquent:          0    $0.00
        120+ days delinquent:        0    $0.00

x)      Loans that became REO properties in the preceding calendar month:
                  Unpaid     Scheduled
        Loan NumbePrincipal BPrincipalBook Value
                                                                   -

xi)     Total Book Value of R   $0.00


xii)    Principal Prepayments made dur$2,544,536.77

xiii)   Aggregate Realized Losses incu    $0.00
        Cumulative Realized Losses        $0.00

xiv)    Extraordinary Trust Fund Expen    $0.00

xv)     Class Principal Balance of Offered Certificates      See Page 1

xvi)    LIBOR Carryover Fund
        Beginning Balance             $5,000.00
        LIBOR Carryover Fund Deposit      $0.00
        LIBOR Carryover distributed to    $0.00
        LIBOR Carryover owed to Class     $0.00
        Ending Balance                $5,000.00

xviii)  Prepayment Interest Shortfall and Class Carryover Shortfall
                                      Class Carryover
                             PPIS     Shortfall
                  A-1F          $0.00     $0.00
                  A-1V          $0.00     $0.00
                  M-1           $0.00     $0.00
                  M-2           $0.00     $0.00
                  B             $0.00     $0.00
                  X             $0.00     $0.00
                  TOTAL         $0.00     $0.00


xix)    Trustee Fees                  $1,334.44    $315.38

xxi)    Delinquency Event Occurrence  NO
        Cumulative Loss Event OccurrenNO

xxii)   Group 1 Available Funds       $3,768,579.52
        Group 2 Available Funds       $644,304.92

xxiii)  Offered Certificates Pass-Through Rates See Page 1

xxv)    Loans Purchased by thDocument support


xxvi)   Current Period Prepayment Pena$42,604.27
        Aggregate Prepayment Penalties$65,685.55

xxvii)  Libor Information    Original Current PeNext Period
        Class A-1V            6.95125%  6.96125%   6.93000%
        LIBOR                 6.64125%  6.65125%   6.62000%
        SIGNATURES
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                  FINANCIAL ASSET SECURITIES CORP.


                             By: /s/ James Raezer
                             Name:  James Raezer
                             Title: Vice President


Dated:   7/31/2000